EXECUTION VERSION

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT
Dated as of January 31, 2024
among
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
as the Company,
FLEETCOR TECHNOLOGIES, INC.,
as the Parent,
THE DESIGNATED BORROWERS PARTY HERETO,
CAMBRIDGE MERCANTILE CORP. (U.S.A.),
as the Additional Borrower,
THE OTHER GUARANTORS PARTY HERETO,
THE INCREMENTAL LENDERS PARTY HERETO,
and
BANK OF AMERICA, N.A.,
as Administrative Agent, a Domestic Swing Line Lender, and the L/C Issuer

BOFA SECURITIES, INC.,
PNC CAPITAL MARKETS, LLC,
TD SECURITIES (USA) LLC,
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
BMO BANK N.A.,
THE BANK OF NOVA SCOTIA,
and
CITIZENS BANK, N.A.,
as Co-Documentation Agents
BARCLAYS BANK PLC,
CITIBANK, N.A.,
and
JPMORGAN CHASE BANK, N.A.,
as Co-Managing Agents

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 31, 2024 (the “Fourteenth Amendment Effective Date”) is entered into among FleetCor Technologies Operating Company, LLC, a Louisiana limited liability company (the “Company”), FleetCor Technologies, Inc., a Delaware corporation (the “Parent”), the Designated Borrowers party hereto (including FleetCor Luxembourg Holding2, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand-Duchy of Luxembourg, having its registered office at 15, boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Registry of Trade and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 121.980), Cambridge Mercantile Corp. (U.S.A.), a Delaware corporation (the “Additional Borrower”), the other Guarantors party hereto, the Incremental Lenders (as defined below), and Bank of America, N.A., as Administrative Agent, a Domestic Swing Line Lender, and the L/C Issuer. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Company, the Parent, the Designated Borrowers from time to time party thereto, the Additional Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, are parties to that certain Credit Agreement dated as of October 24, 2014 (as amended, modified, supplemented, increased or extended from time to time prior to the Fourteenth Amendment Effective Date, the “Existing Credit Agreement”);

WHEREAS, the Company has requested that (a) pursuant to Section 2.02(f)(i) of the Existing Credit Agreement, (i) each Person identified as an “Incremental Revolving A Lender” on the signature pages hereto (each, an “Incremental Revolving A Lender”, and collectively, the “Incremental Revolving A Lenders”) provide a portion of an increase in the Aggregate Revolving A Commitments in the amount of $275,000,000 (referred to herein as the “Fourteenth Amendment Revolving A Increase”) and (ii) the Letter of Sublimit be increased from $100,000,000 to $250,000,000 (the “Letter of Credit Sublimit Increase”), (b) pursuant to Section 2.02(f)(iii) of the Existing Credit Agreement, each Person identified as an “Incremental Term Loan Lender” on the signature pages hereto (each, an “Incremental Term Loan Lender”, and collectively, the “Incremental Term Loan Lenders”; together with the Incremental Revolving A Lenders, collectively, the “Incremental Lenders”) provide a portion of an Incremental Term A Loan in the aggregate principal amount of $325,000,000 to the Company (referred to herein as the “Fourteenth Amendment Incremental Term Loan”, and together with the Fourteenth Amendment Revolving A Increase, collectively, the “Fourteenth Amendment Incremental Facilities”), which Fourteenth Amendment Incremental Term Loan shall constitute an increase to the Term A Loan, and (c) the Existing Credit Agreement be amended as set forth below in order to establish the Fourteenth Amendment Incremental Facilities on terms consistent with and/or to effect the provisions of Section 2.02(f) of the Existing Credit Agreement, in each case, subject to the terms and conditions specified in this Amendment and the Amended Credit Agreement; and
WHEREAS, (a) each Incremental Revolving A Lender has agreed to provide a portion of the Fourteenth Amendment Revolving A Increase on the Fourteenth Amendment Effective Date and to the extent such Incremental Revolving A Lender is a New Lender (as defined below), to become a “Revolving A Lender” under the Amended Credit Agreement in connection therewith, (b) the L/C Issuer has agreed to permit the Letter of Credit Sublimit Increase, (c) each Incremental Term Loan Lender has agreed to provide a portion of the Fourteenth Amendment Incremental Term Loan and to become an “Incremental Term Loan Lender” and a “Term A Lender” under the Amended Credit Agreement in connection therewith, and (d) each party hereto is willing to amend the Existing Credit Agreement as set forth below, in each case, subject to the terms and conditions specified in this Amendment and the Amended Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Establishment of Fourteenth Amendment Revolving A Increase.

(a)    Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, effective as of the Fourteenth Amendment Effective Date, (i) each Incremental Revolving A Lender hereby agrees to increase its existing, or provide an initial, Revolving A Commitment in the amount set forth opposite its name on Schedule 1 attached hereto under the column “Incremental Revolving A Commitment”, (ii) the Revolving A Commitment and the Applicable Percentage of each Revolving A Lender shall be as set forth opposite its name on Schedule 2.01 attached hereto, and (iii) the Aggregate Revolving A Commitments shall equal $1,275,000,000.

(b)    Each of the Company and each other Revolving A/B Borrower hereby agrees that, subject to the terms and conditions set forth herein and in the Amended Credit Agreement, upon giving effect to this Amendment, the Company and each other Revolving A/B Borrower shall prepay any Revolving A Loans outstanding on the Fourteenth Amendment Effective Date (and pay any additional amounts required pursuant to Section 3.05 of the Amended Credit Agreement) to the extent necessary to effectuate the modifications contemplated in this Amendment, in each case, such that, after giving effect thereto, (i) each Revolving A Lender will hold its respective Applicable Percentage of the Outstanding Amount of all Revolving A Loans in accordance with Schedule 2.01 attached to this Amendment and (ii) the risk participations of each Revolving A Lender in each outstanding Letter of Credit and each outstanding Domestic Swing Line Loan shall be equal to the product of such Lender’s Revolving A Commitment times the amount of such Letter of Credit or Domestic Swing Line Loan, as applicable.

2.    Establishment of Fourteenth Amendment Incremental Term Loan.

(a)    Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, effective as of the Fourteenth Amendment Effective Date, the Fourteenth Amendment Incremental Term Loan is hereby established in an aggregate principal amount of $325,000,000 as an Incremental Term A Loan. Each Incremental Term Loan Lender severally agrees to make its portion of the Fourteenth Amendment Incremental Term Loan in Dollars to the Company as set forth in, and subject to the terms and conditions set forth in, the Amended Credit Agreement. The Term A Loan Commitment and the Applicable Percentage of each Incremental Term Loan Lender, in each case, with respect to the Fourteenth Amendment Incremental Term Loan shall be as set forth opposite its name on Schedule 2.01 attached hereto.

(b)    The Fourteenth Amendment Incremental Term Loan shall constitute an increase to, and shall have the same terms as are applicable to, the Initial Term A Loan. Without limiting the foregoing, (i) the Applicable Rate with respect to the Fourteenth Amendment Incremental Term Loan shall be the same as set forth in the Amended Credit Agreement with respect to the Term A Loan, (ii) the Incremental Term Loan Maturity Date with respect to the Fourteenth Amendment Incremental Term Loan shall be the same as set forth in the Amended Credit Agreement with respect to the Term A Loan and (iii) the Company shall repay to the Incremental Term Loan Lenders the principal amount of the Fourteenth Amendment Incremental Term Loan on the terms set forth in the Amended Credit Agreement for repayment of the Term A Loan.

3.    Amendments to Existing Credit Agreement.

(a)    The Existing Credit Agreement is hereby amended in its entirety to read in the form attached hereto as Annex A (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”).

(b)    Schedule 2.01 to the Existing Credit Agreement is hereby amended to (i) replace the columns entitled “Revolving A Commitments” and “Applicable Percentage of Revolving A Commitments” and (ii) add new columns entitled “Fourteenth Amendment Incremental Term Loan Commitments” and “Applicable Percentage of Fourteenth Amendment Incremental Term Loan”, in each case, as set forth on Schedule 2.01 attached hereto.

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(c)    Except as set forth in this Section 3, all other schedules and exhibits to the Existing Credit Agreement (as amended prior to the Fourteenth Amendment Effective Date) shall not be modified or otherwise affected hereby.

4.    Conditions Precedent. This Amendment, and the obligation of each Incremental Lender to increase its Revolving A Commitment and/or make its portion of the Fourteenth Amendment Incremental Term Loan to the Company, as applicable, under this Amendment and the Amended Credit Agreement, shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company, the Parent, the Designated Borrowers, the Additional Borrower, and the other Guarantors, (ii) each Incremental Lender, (iii) the L/C Issuer, (iv) the Domestic Swing Line Lenders and (v) the Administrative Agent.
(b)    Receipt by the Administrative Agent of (i) Revolving Notes dated as of the Fourteenth Amendment Effective Date, executed by a Responsible Officer of each Revolving A/B Borrower, in favor of each Incremental Revolving A Lender requesting a Revolving Note from the Revolving A/Borrowers and (ii) Term Notes dated as of the Fourteenth Amendment Effective Date, executed by a Responsible Officer of the Company, in favor of each Incremental Term Loan Lender requesting a Term Note from the Company.
(c)    Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent, each Lender, the L/C Issuer, and each Swing Line Lender, and dated as of the Fourteenth Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.
(d)    Receipt by the Administrative Agent of a certificate of each Loan Party, in each case, duly executed by a Responsible Officer of each such Loan Party, dated as of the Fourteenth Amendment Effective Date, (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the this Amendment and the transactions contemplated hereby (including the incurrence of the Fourteenth Amendment Incremental Facilities), (ii) certifying and attaching copies of the Organization Documents of such Loan Party, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable (or, as to any such Organization Documents that have not been amended, modified or terminated since previously certified to the Administrative Agent, certifying that such Organization Documents have not been amended, modified or terminated since such date and remain in full force and effect, and true and complete, in the form previously delivered to the Administrative Agent on such date), and (iii) certifying as to the incumbency, identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party.
(e)    Receipt by the Administrative Agent of such documents and certifications as the Administrative Agent may require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation.
(f)    Receipt by the Administrative Agent of the following: (i) searches of Uniform Commercial Code filings in the jurisdiction of formation of each U.S. Loan Party and each other jurisdiction reasonably required by the Administrative Agent, disclosing no Liens other than Permitted Liens; (ii) searches of ownership of, and Liens on, United States registered intellectual property of each U.S. Loan Party in the appropriate governmental offices, disclosing no Liens other than Permitted Liens; and (iii) duly executed notices of grant of security interest in substantially the form required by the Security Agreement as are necessary, in the Administrative Agent’s discretion, to perfect the Administrative Agent’s security interest in the United States registered intellectual property of the U.S. Loan Parties.

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(g)    All boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with this Amendment and the transactions contemplated hereby (including the incurrence of the Fourteenth Amendment Incremental Facilities) shall have been obtained.
(h)    There shall not have occurred since December 31, 2022 any event or circumstance that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(i)    Receipt by the Administrative Agent of a certificate, dated as of the Fourteenth Amendment Effective Date, signed by a Responsible Officer of the Company certifying as to the satisfaction of the conditions set forth in Sections 4(g) and (h) and Section 5(c)(iv).
(j)    Receipt by the Administrative Agent of (i) a Pro Forma Compliance Certificate, duly executed by a Responsible Officer of the Parent, demonstrating that, upon giving effect to the institution of the Fourteenth Amendment Incremental Facilities on a Pro Forma Basis, the Loan Parties are in compliance with the financial covenants set forth in Section 8.11 of the Existing Credit Agreement as of the end of the most recent fiscal quarter for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b) of the Existing Credit Agreement (it being understood and agreed that for purposes of calculating the Consolidated Leverage Ratio under this Section 4(j) the identifiable proceeds of the Fourteenth Amendment Incremental Term Loan and any Revolving Loans advanced on the Fourteenth Amendment Effective Date shall not qualify as Unrestricted Cash for the purposes of clause (a)(ii) of the definition of Consolidated Leverage Ratio in Section 1.01 of the Existing Credit Agreement) and (ii) a certificate, dated as of the Fourteenth Amendment Effective Date, signed by the Parent’s chief financial officer (or other financial officer of the Parent that is a Responsible Officer and is reasonably acceptable to the Administrative Agent) certifying that, after giving effect to this Amendment and any borrowings and other transactions to occur on the Fourteenth Amendment Effective Date, the Parent and its Subsidiaries on a consolidated basis are Solvent.
(k)    Receipt by the Administrative Agent of Loan Notices with respect to the Fourteenth Amendment Incremental Term Loan and any Revolving Loans to be advanced on the Fourteenth Amendment Effective Date in accordance with the requirements of the Amended Credit Agreement.
(l)    Receipt by the Administrative Agent, each Incremental Lender and each other Lender of all documentation and other information that it has reasonably requested in writing that it has reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.
(m)    To the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Incremental Lender, to the extent requested by the Administrative Agent or such Incremental Lender, of a Beneficial Ownership Certification in relation to such Borrower.
(n)    Receipt by Bank of America (or any of its designated Affiliates) of any fees owing to Bank of America (or any of its designated Affiliates), the Arrangers, the Administrative Agent, the Incremental Lenders and the Lenders that are required to be paid on or before the Fourteenth Amendment Effective Date.
(o)    Unless waived by the Administrative Agent, payment by the Company of all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Fourteenth Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate

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shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Section 4, each Incremental Lender, each Swing Line Lender, and the L/C Issuer that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to an Incremental Lender, a Swing Line Lender, or the L/C Issuer unless the Administrative Agent shall have received notice from such Incremental Lender, Swing Line Lender, or the L/C Issuer prior to the Fourteenth Amendment Effective Date specifying its objections.

5.    Miscellaneous.

(a)    The Loan Documents, and the obligations of the Loan Parties thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.
(b)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment and the transactions contemplated hereby (including the incurrence of the Fourteenth Amendment Incremental Facilities), (ii) affirms all of its obligations under the Loan Documents to which it is a party, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party. Each Loan Party hereby acknowledges that, as of the Fourteenth Amendment Effective Date, the security interests and Liens granted to the Administrative Agent for the benefit of the holders of the Obligations under the Collateral Documents to secure the Obligations are in full force and effect, are properly perfected, and are enforceable in accordance with the terms of the Security Agreement and the other Loan Documents.
(c)    Each Loan Party hereby represents and warrants to the Administrative Agent, the Incremental Lenders, the Lenders, the Swing Line Lenders, and the L/C Issuer as follows:
(i)    The execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Loan Party’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.
(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitations and to principles of equity.
(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the Amended Credit Agreement.
(iv)    After giving effect to this Amendment: (A) the representations and warranties of such Loan Party set forth in Article VI of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Fourteenth Amendment Effective Date with the same effect as if made on and as of the Fourteenth Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty

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is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 5(c)(iv)(A), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Amended Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Amended Credit Agreement; and (B) no Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.
(v)    The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Fourteenth Amendment Effective Date that are required to become Guarantors pursuant to the Existing Credit Agreement on or prior to the Fourteenth Amendment Effective Date.
(d)    Each Person that signs this Amendment as an Incremental Lender and that was not a Lender party to the Existing Credit Agreement immediately prior to the effectiveness of this Amendment (each, a “New Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Amended Credit Agreement (subject to receipt of such consents as may be required under the Amended Credit Agreement), (C) from and after the Fourteenth Amendment Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Existing Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Amended Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(e)    Each of the Administrative Agent and each Loan Party agree that, as of the Fourteenth Amendment Effective Date, each New Lender shall (i) be a party to the Amended Credit Agreement (and, as applicable, the other Loan Documents), (ii) be a “Lender” (and, as applicable, a “Revolving A Lender”, an “Incremental Term Loan Lender”, and/or a “Term A Lender”) for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender (and, as applicable, a “Revolving A Lender”, an “Incremental Term Loan Lender”, and/or a “Term A Lender”) under the Amended Credit Agreement and the other Loan Documents.
(f)    The address of each New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such New Lender to the Administrative Agent.
(g)    Each Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in the Amended Credit Agreement are true and correct as of the Fourteenth Amendment Effective Date. Each party hereto acknowledges and agrees to the provisions set forth in Section 11.20 of the Amended Credit Agreement.
(h)    Subject to Section 11.16 of the Amended Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as

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many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. The authorization under this Section 5(h) may include use or acceptance by the Administrative Agent, each Incremental Lender, each other Lender, each Swing Line Lender, and the L/C Issuer of a manually signed paper copy of this Amendment which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed copy of this Amendment converted into another format, for transmission, delivery and/or retention.
(i)    This Amendment (i) is a Loan Document, a Lender Joinder Agreement, and an Incremental Facility Amendment and (ii) shall serve as the notice to the Revolving A Lenders required pursuant to Section 2.02(f)(i) of the Existing Credit Agreement with respect to the Letter of Credit Sublimit Increase. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness hereof, all references to the “Credit Agreement” set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Amended Credit Agreement.
(j)    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(k)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND ANY CLAIM, CONTROVERSY, DISPUTE, PROCEEDING OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AMENDMENT SHALL BE FURTHER SUBJECT TO THE TERMS AND CONDITIONS OF SECTIONS 11.14 AND 11.15 OF THE AMENDED CREDIT AGREEMENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by a duly authorized officer as of the date first above written.
COMPANY:            FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
a Louisiana limited liability company
By:
Name:    Ty Miller
Title:    Treasurer
PARENT:            FLEETCOR TECHNOLOGIES, INC.,
a Delaware corporation
By:
Name:    Ty Miller
Title:    Treasurer
DESIGNATED
BORROWERS:            FLEETCOR UK ACQUISITION LIMITED,
a private limited company registered in England and Wales
By:
Name:
Title:
ALLSTAR BUSINESS SOLUTIONS LIMITED,
a private limited company registered in England and Wales
By:
Name:
Title:
FLEETCOR LUXEMBOURG HOLDING2,
a private limited liability company (a société à responsabilité limitée) incorporated under the laws of Luxembourg
By:
Name:
Title:    Authorized Signatory
ADDITIONAL
BORROWER:            CAMBRIDGE MERCANTILE CORP. (U.S.A.),
a Delaware corporation
By:
Name:    Gary McDonald
Title:    President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:        CFN HOLDING CO.,
a Delaware corporation
By:
Name:    Ty Miller
Title:    Treasurer
CLC GROUP, INC.,
a Delaware corporation
By:
Name:    Ty Miller
Title:    Treasurer
CORPORATE LODGING CONSULTANTS, INC.,
a Kansas corporation
By:
Name:    Ty Miller
Title:    Treasurer
CREW TRANSPORTATION SPECIALISTS, INC.,
a Kansas corporation
By:
Name:    Ty Miller
Title:    Treasurer
MANNATEC, INC.,
a Georgia corporation
By:
Name:    Ty Miller
Title:    Treasurer
FLEETCOR FUEL CARDS LLC,
a Delaware limited liability company
By:
Name:    Ty Miller
Title:    Treasurer
PACIFIC PRIDE SERVICES, LLC,
a Delaware limited liability company
By:
Name:    Ty Miller
Title:    Treasurer
NVOICEPAY, INC.,
an Oregon corporation
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

By:
Name:    Ty Miller
Title:    Treasurer
GEHL COMPANIES, INC.,
a Minnesota corporation
By:
Name:    Ty Miller
Title:    Treasurer
TA CONNECTIONS MN, LLC,
a Minnesota limited liability company
By:
Name:    Ty Miller
Title:    Treasurer
TA CONNECTIONS IL, LLC,
an Illinois limited liability company
By:
Name:    Ty Miller
Title:    Treasurer
FCHC HOLDING COMPANY, LLC,
a Delaware limited liability company
By:
Name:    John Coughlin
Title:    President
COMDATA INC.,
a Delaware corporation
By:
Name:    Robert E. Kribbs
Title:    Vice President
COMDATA TN, INC.,
a Tennessee corporation
By:
Name:    Robert E. Kribbs
Title:    Vice President
COMDATA NETWORK, INC. OF CALIFORNIA,
a California corporation
By:
Name:    Robert E. Kribbs
Title:    Vice President
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

CAMBRIDGE MERCANTILE CORP. (NEVADA),
a Delaware corporation
By:
Name:    Michael Rockouski
Title:    President
COMDATA LA, LLC,
a Louisiana limited liability company
By:    Comdata Inc., a Delaware corporation, its sole member
By:
Name:    Robert E. Kribbs
Title:    Vice President
CORPAY ONE, INC.,
a Delaware corporation

By:
Name:    Ty Miller
Title:    Treasurer
TA CONNECTIONS DE, LLC,
a Delaware limited liability company

By:
Name:    Ty Miller
Title:    Treasurer
ALE SOLUTIONS, INC.,
an Illinois corporation
By:
Name:    Ty Miller
Title:    Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

ASSOCIATED FOREIGN EXCHANGE HOLDINGS, INC.,
a California corporation
By:
Name:    Mark Frey
Title:    President
ASSOCIATED FOREIGN EXCHANGE, INC.,
a California corporation
By:
Name:    Mark Frey
Title:    President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:                    BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

DOMESTIC SWING LINE
LENDERS AND L/C ISSUER:            BANK OF AMERICA, N.A.,
as a Domestic Swing Line Lender and the L/C Issuer
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

INCREMENTAL LENDERS:            BANK OF AMERICA, N.A.,
as an Incremental Term Loan Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as an Incremental Term Loan Lender and an Incremental Revolving A Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

TD BANK, N.A.,
as an Incremental Term Loan Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Incremental Term Loan Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as an Incremental Term Loan Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

BMO BANK N.A.,
as an Incremental Revolving A Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as an Incremental Revolving A Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as an Incremental Revolving A Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC,
as an Incremental Revolving A Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as an Incremental Revolving A Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as an Incremental Term Loan Lender and an Incremental Revolving A Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Incremental Revolving A Lender
By:
Name:
Title:
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as an Incremental Term Loan Lender
By:
Name:
Title:
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE,
as an Incremental Revolving A Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

M&T BANK,
as an Incremental Term Loan Lender
By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

Annex A

Amended Credit Agreement

[see attached]

13442269v4

Schedule 1
Incremental Revolving A Commitments and Applicable Percentages of Fourteenth Amendment Revolving A Increase

Incremental Revolving A Lender	Incremental Revolving A Commitments	Applicable Percentage of Fourteenth Amendment Revolving A Increase
Citibank, N.A.	$50,000,000.00	18.181818182%
Société Générale	$50,000,000.00	18.181818182%
PNC Bank, National Association	$30,500,000.00	11.090909091%
JPMorgan Chase Bank, N.A.	$27,000,000.00	9.818181818%
BMO Bank N.A.	$25,000,000.00	9.090909091%
The Bank of Nova Scotia	$25,000,000.00	9.090909091%
Deutsche Bank AG New York Branch	$25,000,000.00	9.090909091%
Barclays Bank PLC	$22,500,000.00	8.181818182%
Citizens Bank, N.A.	$20,000,000.00	7.272727273%
TOTAL:	$275,000,000.00	100.000000000%

13442269v4

13442269v4

Amendment of Schedule 2.01 to Amended Credit Agreement
Commitments and Applicable Percentages

Lender	Revolving A Commitments	Applicable Percentage of Revolving A Commitments (as of the Fourteenth Amendment Effective Date)
Bank of America, N.A.	$123,362,326.28	9.675476571%
Barclays Bank PLC	$101,768,814.30	7.981867788%
PNC Bank, National Association	$94,375,957.00	7.402035843%
Citibank, N.A.	$81,085,809.53	6.359671336%
The Bank of Nova Scotia	$65,518,330.93	5.138692622%
BMO Bank N.A.	$65,518,330.93	5.138692622%
MUFG Bank, Ltd.	$63,875,957.00	5.009878980%
TD Bank, N.A.	$63,875,957.00	5.009878980%
Wells Fargo Bank, National Association	$63,875,957.00	5.009878980%
JPMorgan Chase Bank, N.A.	$56,842,377.15	4.458225659%
Citizens Bank, N.A.	$55,274,782.22	4.335277037%
Deutsche Bank AG New York Branch	$55,000,000.00	4.313725490%
Santander Bank, N.A.	$50,000,000.00	3.921568627%
Société Générale	$50,000,000.00	3.921568627%
Capital One, National Association	$40,518,330.93	3.177908308%
Fifth Third Bank, National Association	$40,518,330.93	3.177908308%
Mizuho Bank, Ltd.	$40,518,330.93	3.177908308%
Regions Bank	$40,518,330.93	3.177908308%
Bank of China, Ltd.	$27,602,152.12	2.164874676%
Royal Bank of Canada	$24,310,998.56	1.906744985%

13442269v4

The Huntington National Bank	$16,859,086.02	1.322281256%
Industrial and Commercial Bank of China Limited, New York Branch	$16,859,086.02	1.322281256%
First Horizon Bank	$10,115,451.04	0.793368709%
Eastern Bank	$9,979,935.33	0.782740026%
M&T Bank	$8,429,543.01	0.661140628%
Stifel Bank & Trust	$8,395,824.84	0.658496066%
TOTAL:	$1,275,000,000.00	100.000000000%

13442269v4

Lender	Fourteenth Amendment Incremental Term Loan Commitments	Applicable Percentage of Fourteenth Amendment Incremental Term Loan
Industrial and Commercial Bank of China Limited, New York Branch	$74,000,000.00	22.769230769%
Bank of America, N.A.	$61,500,000.00	18.923076923%
JPMorgan Chase Bank, N.A.	$50,000,000.00	15.384615385%
TD Bank, N.A.	$40,000,000.00	12.307692308%
Wells Fargo Bank, National Association	$40,000,000.00	12.307692308%
Fifth Third Bank, National Association	$25,000,000.00	7.692307692%
M&T Bank	$25,000,000.00	7.692307692%
PNC Bank, National Association	$9,500,000.00	2.923076923%
TOTAL:	$325,000,000.00	100.000000000%

13442269v4